                                                                   EXHIBIT 10.55

                            DATED FEBRUARY 16, 1996



                            MICROPOLIS CORPORATION
                                  as Borrower


                                     -and-


                             ST CHATSWORTH PTE LTD
                                   as Lender



                           ------------------------

                                 US$10,000,000
                              FACILITY AGREEMENT

                           ------------------------

                                C O N T E N T S
                                ---------------

CLAUSE  HEADING                                    PAGE
------  -------                                    ----
 1.     INTERPRETATION                              1

 2.     THE FACILITY                                2

 3.     CONDITIONS PRECEDENT                        2

 4.     DRAWDOWN                                    2

 5.     REPAYMENT                                   3

 6.     INTEREST                                    3

 7.     TAXES                                       4

 8.     REPRESENTATION AND WARRANTIES               5

 9.     UNDERTAKINGS                                6

 10.    EVENTS OF DEFAULT                           6

 11.    DEFAULT INTEREST                            8

 12.    INDEMNITIES                                 9

 13.    SET-OFF                                     9

 14.    EXPENSES AND STAMP DUTY                     10

 15.    ASSIGNMENT                                  10

 16.    REMEDIES, WAIVERS, AMENDMENTS AND CONSENTS  11

 17.    COMMUNICATIONS                              11

 18.    PARTIAL INVALIDITY                          11

 19.    GOVERNING LAW AND JURISDICTION              11

 20.    EXECUTION                                   12

        SCHEDULE 1--CONDITIONS PRECEDENT            13

        SCHEDULE 2--FORM OF REQUEST FOR ADVANCE     14

     THIS AGREEMENT is made on February 16, 1996 BETWEEN:
                                                 -------

(1)  MICROPOLIS CORPORATION (the "Borrower"); and
     ----------------------

(2)  ST CHATSWORTH PTE LTD (the "Lender").
     --------------------

     WHEREAS:-
     -------

(A) The Borrower and the Lender have pursuant to an Asset Purchase Agreement, as defined below agreed to sell and purchase the Disk Drive Business as defined in the Asset Purchase Agreement.

(B) At the request of the Borrower, the Lender is prepared to make certain advances to the Borrower to assist the Borrower in carrying on the Disk Drive Business prior to the Closing Date as defined in the Asset Purchase Agreement.

     IT IS AGREED as follows:-

1.  INTERPRETATION
    --------------

     Definitions:  In this Agreement, except to the extent that the context
     -----------
requires otherwise:-

     "Advance" means, depending on the context, an advance made or to be made
     ---------
     by the Lender to the Borrower pursuant to this Agreement;

     "Asset Purchase Agreement" means the Asset Purchase Agreement dated 24th
     -------------------------
     January, 1996 made between (1) Micropolis Corporation and (2) ST Chatsworth Pte Ltd;

     "Available Amount" means the Facility Amount less (i) that part of it
     ------------------
     (if any) which has been cancelled in accordance with this Agreement and
     (ii) the Advances made by the Lender to the Borrower under this Agreement;

     "Business Day" means a day (other than Saturday or Sunday) on which
     --------------
     commercial banks and the foreign exchange market are open for business in Singapore and, if on that day a payment or transfer of funds is to be made under or pursuant to this Agreement, New York City also;

     "Event of Default" means one of the events mentioned in Clause 10(A);
     ------------------

     "Facility" means the facility granted under this Agreement;
     ---------

     "Facility Amount" means US$10,000,000;
     -----------------

     "Margin" means 1 per cent.;
     --------

     "Potential Event of Default" means any event or circumstance which, if it
     ----------------------------
     continued after the giving of any notice, the expiry of any grace period and/or (as the case may be) the making of any determination by the Lender, provided for in Clause 10(A), would become an Event of Default;

     "Repayment Date" means 29th March, 1996; and
     ----------------

     "US Dollar(s)" and "US$" mean the lawful currency of the United States of
     --------------     -----
     America.

2.   THE FACILITY
     ------------

(A)  Amount: Subject to the Lender's right of review as stated in sub-Clause (C)
     -------
below, the Lender agrees to make to the Borrower Advances, in an aggregate principal amount not exceeding US$10,000,000 upon the terms and subject to the conditions of this Agreement.

(B)  Purpose: The Borrower shall use the proceeds of each Advance to repay the
     --------
suppliers approved by the Lender.

(C)  Review of Facility: Notwithstanding anything herein to the contrary,
     ------------------
expressed or implied, the Facility hereby agreed to be made available and granted from time to time to the Borrower shall, at the absolute discretion of the Lender, be reviewed from time to time and at any time and may be subject to cancellation by the Lender as the Lender deems fit, and except where the Lender has given the notice to the Borrower pursuant to Clause 4(B) that it is prepared to make an Advance requested, nothing in this Agreement shall be deemed to impose on the Lender any obligation either at law or in equity to make or continue to make the Facility available to the Borrower or to make any Advance to the Borrower.

3.   CONDITIONS PRECEDENT
     --------------------

     The Borrower may not make its request for an Advance until the Lender has confirmed to it that the Lender has received each of the documents listed in
Schedule 1 and has found them satisfactory.

4.   DRAWDOWN
     --------

(A)  Drawdown Notice: Subject to the provisions of this Agreement, Advances may
     ----------------
be made by the Lender to the Borrower at its request if the following additional conditions are fulfilled:-

     (i) not later than 10 a.m. on the third Business Day before the proposed date of the relevant Advance (or such other Business Day before the proposed date of the relevant Advance as the Lender may agree), the Lender has received from the Borrower a notice substantially in the form set out in Schedule 2 specifying:-

          (a)  the proposed advance date (which must be a Business Day)

          (b) the amount of the Advance (which must be equal to or less than the Available Amount); and

          (c) a list of the suppliers and the amount owing to them by the Borrower, which is to be discharged by the proceeds of the Advance.

    (ii) all representations and warranties in Clause 8 (except to any extent waived in accordance with Clause 16(B)) have been complied with and would be correct in all respects if repeated on the proposed date of the Advance by reference to the circumstances then existing;

    (iii) no Event of Default or Potential Event of Default has occurred on or before the proposed date of the Advance or will occur as a result of the making of the Advance (unless otherwise waived in accordance with Clause 16(B)); and

    (iv) not later than 10 a.m. on the proposed date of the Advance, the Lender has received and found satisfactory such additional information, legal opinions and/or other documents relevant in the context of or relating to this Agreement as it may request.

(B)  Acceptance by Lender: (i) On receipt of the notice of drawdown pursuant to
     --------------------
sub-Clause (A), the Lender shall not later than 2 Business Days thereafter inform the Borrower as to whether it is prepared to make the Advance and the amount of the Advance it is prepared to make.

     (ii) In the event the Lender notifies the Borrower that it is prepared to make the Advance, it shall make available the amount of the Advance it is prepared to make in accordance with the terms of the notice of drawdown.

5.  REPAYMENT
    ---------

    Subject as otherwise provided in this Agreement, the Advances outstanding shall be repaid in full by the Borrower on the Repayment Date.

6.  INTEREST
    --------

(A) Interest Periods: Interest shall be calculated on each Advance by reference
    ----------------
to the term of the Advance and shall begin on the proposed date of that Advance and shall accrue from day to day based on a year of 360 days.

(B)  Normal Interest Rate: The rate of interest applicable to each Advance shall
     ---------------------
be the rate per annum (as determined by the Lender) equal to the sum of the Margin and the US Dollar prime lending rate of Citibank N.A. Singapore branch prevailing from time to time.

(C)  Payment of Interest: Subject as otherwise provided in this Agreement, the
     --------------------
Borrower shall pay the interest accrued on each Advance at the rate applicable on the Repayment Date.

7.  TAXES
    -----

(A) Payments to be Free and Clear: All sums payable by the Borrower under this
    ------------------------------
Agreement shall be paid (i) free of any restriction or condition, (ii) free and clear of and (except to the extent required by law) without any deduction or withholding for or on account of any tax and (iii) without deduction or withholding (except to the extent required by law) on account of any other amount, whether by way of set-off or otherwise.

(B) Grossing-up of Payments: (i) If the Borrower or any other person (whether or
    ------------------------
not a party to, or on behalf of a party to, this Agreement) must at any time deduct or withhold any tax or other amount from any sum paid or payable by, or received or receivable from, the Borrower under this Agreement, the Borrower shall pay such additional amount as is necessary to ensure that the Lender receives on the due date and retains (free from any liability other than tax on its own overall net income) a net sum equal to what it would have received and so retained had no such deduction or withholding been required or made.

    (ii) If the Borrower or any other person (whether or not a party to, or on behalf of a party to, this Agreement) must at any time pay any tax or other amount on, or calculated by reference to, any sum received or receivable by the Lender under this Agreement (except for a payment by the Lender of tax on its own overall net income), the Borrower shall pay or procure the payment of that tax or other amount before any interest or penalty becomes payable or, if that tax or other amount is payable and paid by the Lender, shall reimburse it on demand for the amount paid by it.

    (iii) The Borrower shall:-

          (a) within 30 days after paying any sum from which it is required by law to make any deduction or withholding, and within 30 days after the due date of payment of any tax or other amount which it is required by paragraph (ii) to pay, deliver to the Lender evidence satisfactory to the Lender of that deduction, withholding or payment and (where remittance is required) of the remittance thereof to the relevant taxing or other authority; and

          (b) promptly after receipt from the relevant taxing or other authority of its acknowledgement of receipt for any payment made pursuant to paragraph (ii) above, deliver an original or certified copy thereof to the Lender.

    (iv) as soon as the Borrower is aware that any such deduction, withholding or payment is required (or of any change in any such requirement), it shall notify the Lender.

8.  REPRESENTATIONS AND WARRANTIES
    ------------------------------

     The Borrower represents and warrants to and for the benefit of the Lender that:-

     (1)    Powers: (a) it has the power to enter into, exercise its rights and
            ------
            perform and comply with its obligations under this Agreement;

     (ii)   Authorisation and Consents: all action, conditions and things
            --------------------------
            required to be taken, fulfilled and done (including the obtaining of any necessary consents) in order (a) to enable it lawfully to enter into, exercise its rights and perform and comply with its obligations under this Agreement, (b) to ensure that those obligations are valid, legally binding and enforceable, (c) to ensure that those obligations rank and will at all times rank in accordance with Clause 9(i) and (d) to make this Agreement admissible in evidence in the courts of Singapore have been taken, fulfilled and done;

     (iii)  Non-Violation of Laws by Borrower: its entry into, exercise of its
            ---------------------------------
            rights and/or performance of or compliance with its obligations under this Agreement do not and will not violate, or exceed any borrowing or other power or restriction granted or imposed by,
            (a) any law to which it is subject, (b) any provision of its constitutive documents or (c) any agreement to which it is a party or which is binding on it or its assets and do not and will not result in the creation of, or oblige it to create, any security over those assets;

     (iv)   Obligations Binding: its obligations under this Agreement are
            -------------------
             valid, binding and enforceable;

     (v)    Litigation: no litigation, arbitration or administrative proceeding
            -----------
            is current or pending or, so far as it is aware, threatened to restrain the entry into, exercise of its rights under and/or performance or enforcement of or compliance with its obligations under this Agreement;

     (vi)   Winding-up of Borrower: no meeting has been convened for its
            ----------------------
            winding-up or for the appointment of a receiver, trustee, judicial manager or similar officer of it, its assets or any of them, no such step is intended by it and, so far as it is aware, no petition, application or the like is outstanding for its winding-up or for the appointment of a receiver, trustee, judicial manager or similar officer of it, its assets or any of them; and

     (vii)  Repetition: each of the above representations and warranties will
            -----------
            be correct and complied with in all respects so long as any sum remains to be lent or remains payable under this Agreement as if repeated then by reference to the then existing circumstances.

9.   UNDERTAKINGS
     ------------

     The Borrower undertakes that, so long as any sum remains to be lent or remains payable under this Agreement:-

     (i)  Ranking of Obligations: its payment obligations under this Agreement
          -----------------------
          rank and will at all times rank at least equally and rateably in all respects with all its other unsecured and/or unsubordinated indebtedness except for such indebtedness as would, by virtue only of the law in force in the United States of America, be preferred in the event of its winding-up;


    (ii)  Negative Pledge: except for security existing at the date hereof
          ----------------
          notice of which has been given to the Lender, it will not create or have outstanding any security on or over any of its assets;

   (iii)  Use of Advance: it will use the proceeds of each Advance to repay the
          ---------------
          suppliers approved by the Lender and as directed by the Lender; and

    (iv)  Further Assurance: it will from time to time on request by the Lender
          ------------------
          do or procure the doing of all such acts and will execute or procure the execution of all such documents as the Lender may consider necessary or desirable for giving full effect to this Agreement or securing to the Lender the full benefits of all rights, powers and remedies conferred upon the Lender in this Agreement.

10.  EVENTS OF DEFAULT
     -----------------

(A)  Events of Default: The following are Events of Default:-
     ------------------

     (i)  Non-Payment: the Borrower does not pay in the manner provided in this
          ------------
          Agreement any sum payable under it when due;

    (ii)  Breach of Other Obligations: the Borrower does not perform or comply
          ----------------------------
          with any one or more of its obligations (other than the payment obligation of the Borrower referred to in paragraph (i)) under this Agreement and, if in the opinion of the Lender that default is capable of remedy, it is not in the opinion of the Lender remedied within 14 days of its occurrence;

   (iii)  Breach of Warranty: any representation, warranty, certification or
          -------------------
          statement by the Borrower in this Agreement or in any other document delivered under this Agreement is not complied with or is or proves to have been incorrect in any respect when made or, if it had been made on any later date by reference to the circumstances then existing, would have been incorrect in any respect on that later date, or is not complied with or is or proves to have been incorrect when made or deemed repeated;

    (iv)   Cross Default: any other indebtedness of the Borrower or any of its
           --------------
           subsidiaries in respect of borrowed money is or is declared to be or is capable of being rendered due and payable before its normal maturity by reason of any actual or potential default, event of default or the like (however described) or is not paid when due nor within any applicable grace period in any agreement relating to that indebtedness or, as a result of any actual or potential default, event of default or the like (however described) any facility relating to any such indebtedness is or is declared to be or is capable of being cancelled or terminated before its normal expiry date or any person otherwise entitled to use any such facility is not so entitled; the foregoing shall not apply to default under the CIT Financing Agreement.

    (v)    Insolvency: the Borrower or any of its subsidiaries is (or is, or
           -----------
           could be, deemed by law or a court to be) insolvent or unable to pay its debts, stops, suspends or threatens to stop or suspend payment of all or a material part of (or of a particular type of) its indebtedness;

    (vi)   Enforcement Proceedings: a distress, attachment, execution or other
           ------------------------
           legal process is levied, enforced or sued out on or against the assets of the Borrower or any of its subsidiaries and is not discharged or stayed within 14 days;

    (vii)  Security Enforceable: any security on or over the assets of the
           ---------------------
           Borrower or any of its subsidiaries becomes enforceable;

    (viii) Winding-up: any step is taken by any person with a view to the
           -----------
           winding-up of the Borrower or any of its subsidiaries or for the appointment of a liquidator (including a provisional liquidator), receiver, judicial manager, trustee, administrator, agent or similar officer of the Borrower or any of its subsidiaries or over any part of the assets of the Borrower or any of its subsidiaries;

    (ix)   Cessation of Business: the Borrower or any of its subsidiaries ceases
           ----------------------
           or threatens to cease to carry on all or a substantial part of its business;

    (x)    Authorisations and Consents: any action, condition or thing
           ----------------------------
           (including the obtaining of any necessary consent, approvals or licences) at any time required to be taken, fulfilled or done for any of the purposes stated in Clause 8(ii) is not taken, fulfilled or done, or any such consent, approval or licence is revoked, withdrawn, cancelled or otherwise ceases to be in full force and effect without modification or any condition in or relating to any such consent is not complied with (unless that consent or condition is no longer required or applicable);

    (xi)    Illegality: it is or will become unlawful for the Borrower to
            -----------
            perform or comply with any one or more of its obligations under this Agreement;

    (xii)   Cessation: this Agreement ceases for any reason (or is claimed by
            ----------
            the Borrower) not to be the legal and valid obligations of the Borrower binding upon it in accordance with its terms;

    (xiii)  Litigation: any litigation, arbitration or administrative proceeding
            -----------
            is current or pending to (a) restrain the exercise of any of the rights and/or the performance or enforcement of or compliance with any of the obligations of the Borrower under this Agreement or (b) which has or could have a material adverse effect on the Borrower or on the Borrower and its subsidiaries taken as a whole;

    (xiv)   Analogous Event: any event occurs which, under the law of any
            ---------------
            relevant jurisdiction, has an analogous or equivalent effect to any of the events mentioned in paragraphs (v), (vi), (viii) or (ix); and

     (xv)   Material Adverse Change: any event occurs or circumstances arise
            -----------------------
            which the Lender reasonably determines give(s) reasonable grounds for believing that the Borrower may not (or may be unable to) perform or comply with any one or more of its obligations under this Agreement.

(B)  Cancellation/Acceleration: If at any  time and for any reason (and whether
     --------------------------
within or beyond the control of either party to this Agreement) any Event of Default has occurred then at any time thereafter, whether or not any Event of Default is continuing, the Lender may by notice to the Borrower declare:-

    (i)     the Facility to be cancelled, whereupon it shall be cancelled;
            and/or

    (ii) all Advances, all unpaid accrued interest and any other sum then payable under this Agreement to be immediately due and payable, whereupon they shall become so due and payable.

11.  DEFAULT INTEREST
     ----------------

(A)  Interest on Overdue Sums: If the Borrower does not pay any sum payable
     -------------------------
under this Agreement (including, without limitation, any sum payable under this Clause) when due, it shall pay interest on the amount from time to time outstanding in respect of that overdue sum for the period beginning on its due date and ending on the date of its receipt by the Lender (both before and after judgment) in accordance with this clause.

(B)  Default Interest Periods and Rates: Interest under this Clause shall be
     -----------------------------------
calculated by reference to successive interest periods, each of which (other than the first, which shall begin on the due date) shall begin on the last day of the previous one. Each such interest period shall be of one month or such shorter period as the Lender may from time to time select and the rate of interest applicable for all or any part of a particular interest period shall be the rate per annum equal to the sum of five per cent. and the US Dollar prime lending rate of Citibank N.A. Singapore branch prevailing from time to time (as certified by it and expressed as a rate per annum).

(C)  Payment and Compounding of Default Interest: (i) On the last day of each
     --------------------------------------------
interest period, the Borrower shall pay the unpaid interest accrued during that interest period on the overdue sum to which it relates at the rate applicable for that interest period.

     (ii) Interest accrued under this Clause on an overdue sum shall be due on demand by the Lender but, if not previously demanded, shall be paid when due in accordance with paragraph (i). If not paid when due, the interest shall be added to that overdue sum and itself bear interest accordingly.


12.  INDEMNITIES
     -----------

(A)  Miscellaneous Indemnities: The Borrower shall on demand indemnify the
     --------------------------
Lender against any funding or other cost, loss, expense or liability sustained or incurred by it as a result of:-

          (i) the occurrence or continuance of any Event of Default or Potential Event of Default; or

          (ii) the receipt or recovery by the Lender of all or any part of any Advance otherwise than on the Repayment Date.

(B)  Currency Indemnity: (i) US Dollars is the sole currency of account and
     -------------------
payment for all sums payable by the Borrower under or in connection with this Agreement, including damages.

     (ii) Any amount received or recovered in a currency other than US Dollars (whether as a result of, or of the enforcement of, a judgment or order of a court of any jurisdiction, in the winding-up of the Borrower or otherwise) by the Lender in respect of any sum expressed to be due to it from the Borrower under this Agreement shall only constitute a discharge to the Borrower to the extent of the amount in US Dollars which it is able, in accordance with its usual practice, to purchase with the amount so received or recovered in such other currency on the date of that receipt or recovery (or, if it is not practicable to make that purchase on that date, on the first date on which it is practicable to do so).

    (iii) If that amount in US Dollars is less than the amount in US Dollars expressed to be due to the Lender under this Agreement, the Borrower shall indemnify it against any loss sustained by it as a result. In any event, the Borrower shall indemnify the Lender against the cost of making any such purchase. For the purpose of this sub-Clause (B), it will be sufficient for the Lender to demonstrate that it would have suffered a loss had an actual exchange or purchase been made.

13.  SET-OFF
     -------

     The Borrower authorises the Lender to apply (without prior notice) any credit balance (whether or not then due) to which it is at any time beneficially entitled on any account at, any sum held to its order by and/or any liability of the Lender including the liability of the Lender to make the payments under the Asset Purchase Agreement in or towards satisfaction of any sum then due from it to the Lender under this Agreement and unpaid and, for that purpose, to convert one currency into another (but so that nothing in this Clause shall be effective to create a charge). The Lender shall not be obliged to exercise any of its rights under this Clause, which shall be without prejudice and in addition to any right of set-off, combination of accounts, lien or other right to which it is at any time otherwise entitled (whether by operation of law, contract or otherwise).

14.  EXPENSES AND STAMP DUTY
     -----------------------

     Whether or not any Advance is made under this Agreement, the Borrower shall pay:-

     (i) on demand, all costs and expenses (including legal fees) incurred by the Lender in connection with the preparation, negotiation or entry into of this Agreement and/or any amendment of, supplement to or waiver in respect of this Agreement;

     (ii) on demand, all costs and expenses (including legal fees) incurred by the Lender in protecting or enforcing any rights under this Agreement and/or any such amendment, supplement or waiver; and

     (iii) promptly, and in any event before any interest or penalty becomes payable, any stamp, documentary, registration or similar duty or tax payable in connection with the entry into, performance, enforcement or admissibility in evidence of this Agreement and/or any such amendment, supplement or waiver, and shall indemnify the Lender against any liability with respect to or resulting from any delay in paying or omission to pay any such duty or tax.

15.  ASSIGNMENT
     ----------

(A)  Benefit and Burden of Agreement: This Agreement shall benefit and be
     --------------------------------
binding on the parties, their permitted assignees and their respective successors. Any reference in this Agreement to either party shall be construed accordingly.

(B)  Borrower: The Borrower may not assign or transfer all or part of its rights
     ---------
or obligations under this Agreement.

(C)  Lender: the Lender may assign all or part of its rights or transfer all or
     -------
part of its obligations (if any) under this Agreement without the consent of the Borrower. Any such assignee or transferee shall be and be treated as a party for all purposes of this Agreement and shall be entitled to the full benefit of this Agreement to the same extent as if it were an original party in respect of the rights or obligations assigned or transferred to it.

16.  REMEDIES, WAIVERS, AMENDMENTS AND CONSENTS
     ------------------------------------------

(A)  No Implied Waivers: No failure on the part of the Lender to exercise, and
     -------------------
no delay on its part in exercising, any right or remedy under this Agreement will operate as a waiver thereof, nor will any single or partial exercise of any right or remedy preclude any other or further exercise thereof or the exercise of any other right or remedy. The rights and remedies provided in this Agreement are cumulative and not exclusive of any other rights or remedies (whether provided by law or otherwise).

(B)  Amendments, Waivers and Consents: Any provision of this Agreement may be
     ---------------------------------
amended or supplemented only if the Borrower and the Lender so agree in writing and any Event of Default, Potential Event of Default, provision or breach of any provision of this Agreement may be waived before or after it occurs only if the Lender so agrees in writing. Any consent by the Lender under any provision of this Agreement must also be in writing. Any such waiver or consent may be given subject to any conditions thought fit by the Lender and shall be effective only in the instance and for the purpose for which it is given.

17.  COMMUNICATIONS
     --------------

     Each communication under this Agreement shall be made by fax or otherwise in writing. Each communication or document to be delivered to any party under this Agreement shall be sent to that party at the fax number or address, and marked for the attention of the person (if any), from time to time designated by that party for the purpose of this Agreement. The initial fax number, address and person (if any) so designated by each party are set out under its name at the end of this Agreement.

18.  PARTIAL INVALIDITY
     ------------------

     The illegality, invalidity or unenforceability of any provision of this Agreement under the law of any jurisdiction shall not affect its legality, validity or enforceability under the law of any other jurisdiction nor the legality, validity or enforceability of any other provision.

19.  GOVERNING LAW AND JURISDICTION
     ------------------------------

(A)  Governing Law: This Agreement shall be governed by, and construed in
     --------------
accordance with, the laws of Singapore.

(B)  Singapore Courts: For the benefit of the Lender, the parties irrevocably
     -----------------
agree that the courts of Singapore are to have jurisdiction to settle any disputes which may arise out of or in connection with this Agreement and that, accordingly, any legal action or proceedings arising out of or in connection with this Agreement ("Proceedings") may be brought in those courts and the
                     -------------
Borrower irrevocably submits to the jurisdiction of those courts.

(C)  Other Competent Jurisdiction: Nothing in this Clause shall limit the right
     -----------------------------
of the Lender to take Proceedings against the Borrower in any other court of competent jurisdiction nor shall the taking of Proceedings in one or more jurisdictions preclude the

Lender from taking Proceedings in any other jurisdiction, whether concurrently or not.

(D)  Venue: The Borrower irrevocably waives any objection which it may at any
     ------
time have to the laying of the venue of any Proceedings in any court referred to in this Clause and any claim that any such Proceedings have been brought in an inconvenient forum.

(E)  Service of Process: (i) The Borrower irrevocably consents to any process in
     -------------------
any Proceedings anywhere being serviced by mailing a copy by registered prepaid airmail post to it in accordance with Clause 17. Such service shall become effective 14 days after mailing.

     (ii) Nothing shall affect the right to serve process in any other manner permitted by law.

(F)  Consent to Enforcement, etc: The Borrower irrevocably and generally
     ----------------------------
consents in respect of any Proceedings anywhere to the giving of any relief or the issue of any process in connection with those Proceedings including, without limitation, the making, enforcement or execution against any assets whatsoever (irrespective of their use or intended use) of any order or judgment which may be made or given in those Proceedings.

20.  EXECUTION
     ---------

     This Agreement may be executed in counterparts and by each party hereto on a separate counterpart, all of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier or facsimile transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

                              S C H E D U L E  1
                              ------------------


                             CONDITIONS PRECEDENT
                             --------------------

1. A copy certified by a director or the Borrower of the Charter and By-Laws of the Borrower.

2. A copy certified by a director of the Borrower of the resolutions of the Borrower's Board of Directors approving this Agreement and authorising the persons specified therein to sign this Agreement, give any certificate or communications and take any other action required under or in connection with this Agreement on its behalf.

3. Legal opinions dated on or after the date of this Agreement from Latham & Watkins, legal advisers in the United States of America to the Borrower, as to such matters of the laws of the United States of America relevant to this Agreement as the Lender may request.

                              S C H E D U L E  2
                              ------------------

                          FORM OF REQUEST FOR ADVANCE
                          ---------------------------

To:  ST Chatsworth Pte Ltd
     83 Science Park Drive
     #01-01/02 The Curie
     Singapore Science Park
     Singapore 118288.

For the attention of: [Name and Title of relevant person]

Dear Sirs,

                            Micropolis Corporation
                       US$10,000,000 Facility Agreement
                            dated [         ] 1996
                       --------------------------------


     We refer to the above Agreement between (i) ourselves, as Borrower, and
(ii) yourselves, as Lender. Terms defined in the Agreement have the same meaning in this notice.

     We give you notice that we request an Advance of US$[       ] to be made
to us under the Agreement on [date] (or, if that is not a Business Day, the next succeeding Business Day).

     We confirm that no Event of Default or Potential Event of Default has occurred or will occur as a result of the making of the Advance, we represent and warrant that the representations and warranties contained in Clause 8 of the Agreement have been complied with and would be correct in all respects if repeated today by reference to the circumstances now existing and we confirm that all the undertakings on our part contained in Clause 9 of the Agreement have been fully performed and observed by us.

     We annex herewith a list of the suppliers and the amount owing to them which is to be discharged by the proceeds of the Advance.

    You are requested to make the proceeds of the Advance to us by credit to our account as provided from time to time.

    Dated February 16, 1996.

                                         Yours faithfully,
                                         For and on behalf of
                                         MICROPOLIS CORPORATION

                                         By:     /s/ B. V. Scherer
                                            ---------------------------------

                                         Name:   B. V. Scherer
                                              -------------------------------

                                         Title: V.P. Finance, CFO & Treasurer
                                               ------------------------------

     IN WITNESS WEREOF this Agreement has been entered into on the date stated
     -----------------
at the beginning.

The Borrower
------------

MICROPOLIS CORPORATION
21211 Nordhoff St.
Chatsworth, CA 91311
United States of America

Fax Number: 1818709 3302
Attention: Ms Barbara Scherer

By:    /s/ B. V. Scherer                  Witness: /s/ Vivien Avella
    --------------------------------               -----------------------------
Name:  B. V. SCHERER                       Name:   VIVIEN AVELLA
      ------------------------------             -------------------------------
Title: V.P. Finance, CFO & Treasurer      Address: 21211 Nordhoff Street
       -----------------------------               -----------------------------
                                                   Chatsworth, CA 91311
                                                   -----------------------------

The Lender
----------


ST CHATSWORTH PTE LTD
83 Science Park Drive
#01-01/02 The Curie
Singapore Science Park
Singapore 118288.

Fax Number: 65-775-3233
Attention: Mr Joe Chen

By:    /s/ Joe Chen
    --------------------------------
Name:  JOE CHEN
      ------------------------------
Title: President, ST Chatsworth